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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 2003 relating to the financial statements and financial statement schedule of Adolph Coors Company which appears in Adolph Coors Company's Annual Report on Form 10-K for the year ended December 29, 2002.

PricewaterhouseCoopers LLP

Denver, Colorado
December 1, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS